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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 16, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                   001-32312                98-0442987
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  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)

  3399 Peachtree Road NE, Suite 1500, Atlanta, GA               30326
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      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 16, 2006, Novelis Inc. (the "Company"), entered into a letter agreement (the "Agreement") with Edward A. Blechschmidt, a director and Acting Chief Executive Officer ("Acting CEO"), regarding the terms of his employment as Acting CEO. Pursuant to the Agreement, Mr. Blechschmidt became the Acting CEO effective January 2, 2007 and will serve as an "at will" employee until a permanent Chief Executive Officer is hired. While serving as Acting CEO, Mr. Blechschmidt will receive, in addition to his usual compensation as a director of the Company, (a) a base salary of $65,000 per month, (b) short term incentive compensation with a 0%to 200% (as approved by the Board of Directors) payout potential based on his monthly base salary and months of service, and (c) a discretionary Acting CEO completion bonus as may be recommended by the Human Resources Committee and approved by the Board of Directors. Both the short term incentive and discretionary bonus will be based on the evaluation of quarterly objectives as approved by the Board of Directors and will be payable at the end of his employment as Acting CEO. Additionally, Mr. Blechschmidt will be reimbursed for all reasonable business expenses incurred as Acting CEO.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

10.1 Letter Agreement between Novelis Inc. and Edward A. Blechschmidt dated as of January 16, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       NOVELIS INC.


Date: January 17, 2006                                 By:  /s/ Nichole Robinson
                                                            --------------------
                                                            Nichole Robinson
                                                            Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number     Description
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10.1       Letter Agreement between Novelis Inc. and Edward A. Blechschmidt dated as of January 16, 2006